CONVERTIBLE DEBENTURES	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
CONVERTIBLE DEBENTURES
CONVERTIBLE DEBENTURES

($ millions, except as noted)	Series F – 5.75%
Conversion price (dollars per share)	$29.53
Interest payable semi-annually in arrears on:	June 30 and December 31
Maturity Date	December 31, 2018
Balance at December 31, 2016	143
Conversions and redemptions	(52)
Unwinding of discount rate	1
Deferred financing fee (net of amortization)	1
Balance at December 31, 2017	93
Conversions and redemptions	(93)
Repayment at maturity	(2)
Unwinding of discount rate	1
Deferred financing fee (net of amortization)	1
Balance at December 31, 2018	—
On December 31, 2018, Pembina's Series F Convertible Debentures matured. At maturity, the outstanding principal of $1.6 million plus accrued and unpaid interest was settled in cash.
FINANCIAL INSTRUMENTS
ancial risk management
Pembina has exposure to counterparty credit risk, liquidity risk and market risk. Pembina recognizes that effective management of these risks is a critical success factor in managing organization and shareholder value.
Risk management strategies, policies and limits ensure risks and exposures are aligned to Pembina's business strategy and risk tolerance. The Company's Board of Directors is responsible for providing risk management oversight at Pembina and oversees how management monitors compliance with the Company's risk management policies and procedures and reviews the adequacy of this risk framework in relation to the risks faced by the Company. Internal audit personnel assist the Board of Directors in its oversight role by monitoring and evaluating the effectiveness of the organization's risk management system.
Counterparty credit risk
Counterparty credit risk represents the financial loss the Company may experience if a counterparty to a financial instrument or commercial agreement failed to meet its contractual obligations to Pembina in accordance with the terms and conditions of the financial instruments or agreements with the Company. Counterparty credit risk arises primarily from the Company's cash and cash equivalents, trade and other receivables, advances to related parties, and from counterparties to its derivative financial instruments. The carrying amount of the Company's cash and cash equivalents, trade and other receivables, advances to related parties and derivative financial instruments represents the maximum counterparty credit exposure, without taking into account security held.
The Company manages counterparty credit risk through established credit management techniques, including conducting comprehensive financial and other assessments for all new counterparties and regular reviews of existing counterparties to establish and monitor a counterparty's creditworthiness, setting exposure limits, monitoring exposures against these limits and obtaining financial assurances where warranted. The Company utilizes various sources of financial, credit and business information in assessing the creditworthiness of a counterparty including external credit ratings, where available, and in other cases, detailed financial statement analysis in order to generate an internal credit rating based on quantitative and qualitative factors. The establishment of counterparty exposure limits is governed by a Board of Directors designated counterparty exposure limit matrix which represents the maximum dollar amounts of counterparty exposure by debt rating that can be approved for a counterparty. The Company continues to closely monitor and reassess the creditworthiness of its counterparties, which has resulted in the Company reducing or mitigating its exposure to certain counterparties where it was deemed warranted and permitted under contractual terms.
Financial assurances from counterparties may include guarantees, letters of credit and cash. At December 31, 2018 letters of credit totaling $122 million (2017: $110 million) were held primarily in respect of customer trade receivables.
The Company typically has collected its trade receivables in full and at December 31, 2018, 99 percent were current (2017: 96 percent). Management defines current as outstanding accounts receivable under 30 days past due. The Company has a general lien and a continuing and first priority security interest in, and a secured charge on, all of a shipper's petroleum products in its custody.
At December 31, the aging of trade and other receivables was as follows:

Past Due	2018	2017
31-60 days past due	2	6
Greater than 61 days	—	—
	2	6

The Company uses a loss allowance matrix to measure lifetime expected credit losses at initial recognition and throughout the life of the receivable. The loss allowance matrix is determined based on the Company’s historical default rates over the expected life of trade receivables, adjusted for forward-looking estimates. Management believes the unimpaired amounts that are past due by greater than 30 days are fully collectible based on historical default rates of customers and management’s assessment of counterparty credit risk through established credit management techniques as discussed above.
Advances to related parties held at amortized cost consists of funds advanced by Pembina to a jointly controlled entity. Expected credit losses are measured using a probability-weighted estimate of credit losses, measured as the present value of all expected cash shortfalls, discounted at the effective interest rate of the financial asset, using reasonable and supportable information about past events, current conditions and forecasts of future economic conditions. Management considers the risk of default relating to the advances to be low due to their priority ranking against other interests, and firm contracted revenues underpinning expected future cash flows from the jointly controlled entity's assets.
At December 31, 2018, the impairment loss allowance amounted to $1 million (2017: $1 million). Pembina recognized less than $1 million in impairment losses on financial assets during 2018 (2017: $1 million).
The Company monitors and manages its concentration of counterparty credit risk on an ongoing basis. The Company believes these measures minimize its counterparty credit risk but there is no certainty that they will protect it against all material losses. As part of its ongoing operations, the Company must balance its market and counterparty credit risks when making business decisions.
Liquidity risk
Liquidity risk is the risk the Company will not be able to meet its financial obligations as they come due. The following are the contractual maturities of financial liabilities, including estimated interest payments.

			Outstanding balances due by period
December 31, 2018	Carrying Amount	Expected Cash Flows	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
($ millions)
Trade payables and accrued liabilities	803	803	803	—	—	—
Taxes payable	82	82	67	3	4	8
Loans and borrowings	7,537	10,794	724	2,334	1,183	6,553
Dividends payable	97	97	97	—	—	—
Derivative financial liabilities	6	6	6	—	—	—
Finance leases	23	23	9	11	3	—

The Company manages its liquidity risk by forecasting cash flows over a 12 month rolling time period to identify financing requirements. These financing requirements are then addressed through a combination of credit facilities and through access to capital markets, if required.
Market risk
Pembina's results are subject to movements in commodity prices, foreign exchange and interest rates. A formal Risk Management Program including policies and procedures has been designed to mitigate these risks.

a.	Commodity price risk
Certain of the transportation contracts or tolling arrangements with respect to Pembina's pipeline assets do not include take-or-pay commitments from crude oil and gas producers and, as a result, Pembina is exposed to throughput risk with respect to those assets. A decrease in volumes transported can directly and adversely affect Pembina’s revenues and earnings. The demand for, and utilization of, Pembina's pipeline assets may be impacted by factors such as changing market fundamentals, capacity bottlenecks, operational incidents, regulatory restrictions, system maintenance, weather and increased competition. Market fundamentals, such as commodity prices and price differentials, natural gas and gasoline consumption, alternative energy sources and global supply disruptions outside of Pembina’s control can impact both the supply of and demand for the commodities transported on Pembina’s pipelines.
Pembina's Marketing business includes activities related to product storage, terminalling, and hub services. These activities expose Pembina to certain risks relating to fluctuations in commodity prices and, as a result, Pembina may experience volatility in revenue and impairments related to the book value of stored product with respect to these activities. Primarily, Pembina enters into contracts to purchase and sell crude oil, condensate, NGL and natural gas at floating market prices; as a result, the prices of products that are marketed by Pembina are subject to volatility as a result of factors such as seasonal demand changes, extreme weather conditions, market inventory levels, general economic conditions, changes in crude oil markets and other factors. Pembina manages its risk exposure by balancing purchases and sales to secure less volatile margins. Notwithstanding Pembina's management of price and quality risk, marketing margins for commodities can vary and have varied significantly from period to period in the past. This variability could have an adverse effect on the results of Pembina's Marketing business and its overall results of operations. To assist in reducing this inherent variability in its Marketing business, Pembina has invested, and will continue to invest, in assets that have a fee-based revenue component.
Pembina is also exposed to potential price declines and decreasing frac spreads between the time Pembina purchases NGL feedstock and sells NGL products. Frac spread is the difference between the sale prices of NGL products and the cost of NGL sourced from natural gas and acquired at prices related to natural gas prices. Frac spreads can change significantly from period to period depending on the relationship between NGL and natural gas prices (the "frac spread ratio"), absolute commodity prices, and changes in the Canadian to U.S. dollar exchange rate. In addition to the frac spread ratio changes, there is also a differential between NGL product prices and crude oil prices which can change margins realized for midstream products. The amount of profit or loss made on the extraction portion of the business will generally increase or decrease with frac spreads. This exposure could result in variability of cash flow generated by the Marketing business, which could affect Pembina and the cash dividends that Pembina is able to distribute.
The Company utilizes financial derivative instruments as part of its overall risk management strategy to assist in managing the exposure to commodity price, interest rate, cost of power and foreign exchange risk. As an example of commodity price mitigation, the Company actively fixes a portion of its exposure to fractionation margins through the use of derivative financial instruments. Additionally, Pembina's Marketing business is also exposed to variability in quality, time and location differentials for various products, and financial instruments may be used to offset the Company’s exposures to these differentials. The Company does not trade financial instruments for speculative purposes.
b.    Foreign exchange risk
Certain of Pembina's cash flows, namely a portion of its commodity-related cash flows, certain cash flows from U.S.-based infrastructure assets, and distributions from U.S.-based investments in equity accounted investees, are subject to currency risk, arising from the denomination of specific cash flows in U.S. dollars. Additionally, a portion of Pembina's capital expenditures, and contributions or loans to Pembina’s U.S.-based investments in equity accounted investees, may be denominated in U.S. dollars. Pembina monitors, assesses, and responds to these foreign currency risks using an active risk management program, which may include the exchange of foreign currency for domestic currency at a fixed rate.
c.    Interest rate risk
Pembina has floating interest rate debt which subjects the Company to interest rate risk. Pembina responds to this risk under its active risk management program to enter into financial derivative contracts to fix interest rates.
At the reporting date, the interest rate profile of the Company's interest-bearing financial instruments was:

As at December 31
($ millions)	2018	2017
Carrying Amounts of Financial Liability
Fixed rate instruments	6,232	5,685
Variable rate instruments (1)	1,305	1,778
	7,537	7,463

(1)	At December 31, 2018, the Company held no positions in financial derivative contracts to fix interest rates (December 31, 2017: $100 million).
Cash flow sensitivity analysis for variable rate instruments
A change of 100 basis points in interest rates at the reporting date would have (increased) decreased earnings by the amounts shown below. This analysis assumes that all other variables remain constant.

As at December 31
($ millions)	2018	2017
	± 100 bp	± 100 bp
Variable rate instruments	±13	±18
Interest rate swap	±0	±1
Earnings sensitivity (net)	±13	±17
Fair values
The fair values of financial assets and liabilities, together with the carrying amounts shown in the Consolidated Statements of Financial Position, are as follows:

	2018				2017
As at December 31	Carrying value	Fair Value(3)			Carrying value	Fair Value(3)
($ millions)		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Financial assets carried at fair value
Derivative financial instruments	54	—	54	—	4	—	4	—
Advances to related parties	58	—	—	58	—	—	—	—
	112	—	54	58	4	—	4	—
Financial assets carried at amortized cost
Cash and cash equivalents	157	157	—	—	321	321	—	—
Trade receivables and other	604	604	—	—	529	529	—	—
Advances to related parties	77	—	77	—	42	—	42	—
Other assets	9	—	9	—	13	—	13	—
	847	761	86	—	905	850	55	—
Financial liabilities carried at fair value
Derivative financial instruments(1)	6	—	6	—	79	—	79	—
Financial liabilities carried at amortized cost
Trade payables and accrued liabilities	803	803	—	—	677	677	—	—
Taxes payable(1)	82	82	—	—	25	25	—	—
Dividends payable	97	97	—	—	91	91	—	—
Loans and borrowings(1)	7,537	—	7,588	—	7,463	—	7,686	—
Convertible debentures(2)	—	—	—	—	93	145	—	—
	8,519	982	7,588	—	8,349	938	7,686	—

(1)	Carrying value of current and non-current balances.

(2)	Carrying value excludes conversion feature of convertible debentures.

(3)	The basis for determining fair value is disclosed in Note 5.
Interest rates used for determining fair value
The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at the reporting date plus and adequate credit spread, and were as follows:

As at December 31
(percent)	2018	2017
Derivatives	2.2 - 2.3	1.4 - 1.8
Loans and borrowings	2.6 - 5.6	2.0 - 4.7

Fair value of power derivatives are based on market rates reflecting forward curves.
Fair value hierarchy
The fair value of financial instruments carried at fair value is classified according to the following hierarchy based on the amount of observable inputs used to value the instruments.
Level 1: Unadjusted quoted prices are available in active markets for identical assets or liabilities as the reporting date. Pembina does not use Level 1 inputs for any of its fair value measurements.
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 2 valuations are based on inputs, including quoted forward prices for commodities, time value and volatility factors, which can be substantially observed or corroborated in the marketplace. Instruments in this category include non-exchange traded derivatives such as over-the-counter physical forwards and options, including those that have prices similar to quoted market prices. Pembina obtains quoted market prices for its inputs from information sources including banks, Bloomberg Terminals and Natural Gas Exchange. The majority of Pembina's significant financial instruments carried at fair value are valued using Level 2 inputs.
Level 3: Inputs for the asset or liability that are not based on observable market data (unobservable inputs). Level 3 valuations use unobservable inputs, such as a financial forecast developed using the entity’s own data for expected cash flows and risk adjusted discount rates, to measure fair value to the extent that relevant observable inputs are not available. The unobservable inputs reflect the assumptions that market participants would use when pricing the asset or liability, including assumptions about risk. In developing unobservable inputs, the entity’s own data is used and adjusted for reasonably available information that would be used by other market participants.
Advances to related parties carried at fair value consist of funds advances by Pembina to a jointly controlled entity with an equity conversion option. Fair value is measured on a recurring basis using a valuation model that considers the present value of management's best estimate of future cash flows expected to result from the asset under development in the jointly controlled entity, discounted using a risk-adjusted discount rate.
The following table is a summary of the net derivative financial instruments, which is consistent with the gross balances:

	2018					2017
As at December 31 ($ millions)	Current Asset	Non-Current Asset	Current Liability	Non-Current Liability	Total	Current Asset	Non-Current Asset	Current Liability	Non-Current Liability	Total
Commodity, power, storage and rail financial instruments	44	—	(2)	—	42	4	—	(31)	—	(27)
Interest rate	—	—	—	—	—	—	—	(2)	—	(2)
Foreign exchange	10	—	(4)	—	6	—	—	—	—	—
Conversion feature of convertible debentures (Note 14)	—	—	—	—	—	—	—	(46)	—	(46)
Net derivative financial instruments	54	—	(6)	—	48	4	—	(79)	—	(75)

Sensitivity analysis
The following table shows the impact on earnings if the underlying risk variables of the derivative financial instruments changed by a specified amount, with other variables held constant.

As at December 31, 2018
($ millions)		+ Change	- Change
Frac spread related
Natural gas	(AECO +/- $0.25 per GJ)	2	(2)
NGL (includes propane, butane and condensate)	(Belvieu/Conway +/- U.S. $0.10 per gal)	(9)	9
Foreign exchange (US$ vs. C$)	(FX rate +/- $0.10)	13	(13)
Product margin
Crude oil	(WTI +/- $2.50 per bbl)	(3)	3
NGL (includes propane, butane and condensate)	(Belvieu/Conway +/- U.S. $0.10 per gal)	N/A	N/A
Corporate(1)
Interest rates	(Rate +/- 50 basis points)	—	—

(1)	As at December 31, 2018, there were no outstanding financial derivative contracts related to power and interest rates.